Responses to N-CEN for the year ended 9/30/18

Equity Funds

Item G.1.a.v

Information required to be filed pursuant to existing exemptive orders.

The First Investors Equity Funds relied on the manager of managers exemptive order issued to it by the Securities and Exchange Commission on June 20, 2007, Release No. 27868 when it hired Muzinich & Co, Inc. as a subadvisor to a portion of the assets in the First Investors Total Return Fund. Pursuant to the order, the First Investors Income Funds and First Investors Equity Funds sent a Notice of Availability of Information Statement to shareholders of the above mentioned funds as of a record date and made the Information Statement available via an internet website. The notice and the information statement were filed with the Securities and Exchange Commission via EDGAR on March 28, 2018 (Accession No. 0000898432-18-000486), and is hereby incorporated by reference as part of the response to Item G.1.a.v of Form N-CEN.